REPORTABLE SEGMENTS	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
REPORTABLE SEGMENTS	REPORTABLE SEGMENT
Subsequent to the actions discussed in Note 1, Griffon now conducts its operations through one reportable segment, managed on a consolidated basis. Our current reporting units are Clopay and Hunter Fan. All prior period comparative information has been conformed to this reporting structure.

Griffon Corporation is a leading provider of residential and commercial building products. The Company is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Sectional garage doors for residential and commercial applications are sold under the brands Clopay, IDEAL, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the Clopay, Cornell, and Cookson brands. The Company is also a leading provider of residential, industrial, and commercial ceiling fans sold under the Hunter, Casablanca, and Jan Fan brands.

Griffon is organized based on the nature of products sold by the Company, its production and distribution mode, its internal management structure and information that is regularly provided to the Chief Operating Decision Maker ("CODM"), which is our Chief Executive Officer. The CODM reviews financial information presented on a consolidated basis when managing the operations of the Company for purposes of allocating resources and assessing performance, and measures performance using net income (loss). There are no other significant expense categories reviewed by the CODM, other than what is presented in the Consolidated Statement of Operations and depreciation and amortization expense, which is presented in the Consolidated Statement of Cash Flows.

Disaggregation of Revenue
Revenue from contracts with customers is disaggregated by end markets as it more accurately depicts the nature and amount of the Company’s revenue.

	For the Years Ended September 30,
	2025	2024	2023
Residential repair and remodel(1)	$956,653	$1,011,932	$1,009,702
Commercial	702,760	709,507	730,221
Residential new construction(1)	135,971	134,546	131,305
Total	$1,795,384	$1,855,985	$1,871,228
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(1) The breakout between residential new construction and residential repair and remodel contains certain management assumptions, such as customer and product type.

The Company’s revenue is concentrated primarily in the United States. Revenue generated from sales to customers in the United States accounts for approximately 95% of consolidated revenue for each of the years ended September 30, 2025, 2024, and 2023. In both 2025 and 2024, as a percentage of the Company's consolidated revenue, no customer exceeded 10%. In 2023, The Home Depot represented approximately 10% of consolidated revenue.
As of September 30, 2025 and September 30, 2024, the Company’s long-lived assets are concentrated primarily in the United States.
As the Company discloses one reportable segment, managed on a consolidated basis, net income is reported in the Consolidated Statements of Operations, assets are reported in the Consolidated Balance Sheets, and capital expenditures are reported in the Consolidated Statements of Cash Flows.